     As filed with the Securities and Exchange Commission on April 20, 1998



                                                      Registration No. 333-49801

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                   FORM S-1/A

                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                               ------------------

                                    SPR INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                           7370                           36-3932665
     (State or other jurisdiction of         (Primary Standard           (I.R.S. Employer Identification
      incorporation or organization)             Industrial                           No.)
                                            Classification Code
                                                    No.)

   2015 SPRING ROAD, SUITE 750, OAK BROOK, ILLINOIS 60523-1874 (630) 990-2040
--------------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ROBERT M. FIGLIULO
                            CHIEF EXECUTIVE OFFICER
                                    SPR INC.
   2015 SPRING ROAD, SUITE 750, OAK BROOK, ILLINOIS 60523-1874 (630) 990-2040
--------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ------------------

                                   Copies to:

               DONALD E. FIGLIULO                                    WILLIAM M. HOLZMAN
             JOHN E. MCGOVERN, JR.                                   HELEN N. KAMINSKI
        WILDMAN, HARROLD, ALLEN & DIXON                           NEAL, GERBER & EISENBERG
             225 WEST WACKER DRIVE                                TWO NORTH LASALLE STREET
          CHICAGO, ILLINOIS 60606-1229                            CHICAGO, ILLINOIS 60602
                 (312) 201-2000                                        (312) 269-8000

     APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Chicago, Illinois on April 9, 1998.

                                          SPR INC.

                                          By:       /s/ ROBERT M. FIGLIULO

                                            ------------------------------------
                                                     Robert M. Figliulo
                                                  Chief Executive Officer

                               POWER OF ATTORNEY

     Know all persons by these presents, that each person whose signature appears below constitutes and appoints Robert M. Figliulo and Stephen J. Tober, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement filed herewith and any or all amendments to said Registration Statement (including Post-Effective Amendments and Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, and any or all amendments thereto), and therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her substitute, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been duly signed by the following persons in the capacities indicated on April 9, 1998.


                  SIGNATURE                                            TITLE
                  ---------                                            -----

           /s/ ROBERT M. FIGLIULO              Chief Executive Officer and Chairman of the Board of
---------------------------------------------    Directors (Principal Executive Officer)
             Robert M. Figliulo

            /s/ STEPHEN J. TOBER               Executive Vice President, Finance and Business
---------------------------------------------    Administration (Principal Financial Officer)
              Stephen J. Tober

           /s/ STEPHEN T. GAMBILL              Chief Financial Officer (Principal Accounting
---------------------------------------------    Officer)
             Stephen T. Gambill

           /s/ MICHAEL J. FLETCHER             Director of Professional Development -- Tulsa and
---------------------------------------------    Director
             Michael J. Fletcher

                  SIGNATURE                                            TITLE
                  ---------                                            -----

            /s/ DAVID A. FIGLIULO              Executive Vice President and Director
---------------------------------------------
              David A. Figliulo

            /s/ RONALD L. TAYLOR               Director
---------------------------------------------
              Ronald L. Taylor

          /s/ SYDNOR W. THRIFT, JR.            Director
---------------------------------------------
            Sydnor W. Thrift, Jr.

             /s/ DAVID P. YEAGER               Director
---------------------------------------------
               David P. Yeager

                                 EXHIBIT INDEX


EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 1.1      Form of Underwriting Agreement.*
 2.1      Agreement of Merger dated October 30, 1996 between the
          Registrant and SPR Chicago Inc.(1)
 2.2      Agreement of Merger dated October 31, 1996 among the
          Registrant, Consulting Acquisition, Inc. and Systems and
          Programming Resources, Inc.(1)
 2.3      Agreement of Merger dated October 31, 1996 between the
          Registrant and Systems and Programming Resources of Tulsa,
          Inc.(1)
 2.4      Agreement of Merger dated October 31, 1996 between the
          Registrant and SPR-Wisconsin, Inc.(1)
 3.1      Certificate of Incorporation of the Registrant.(1)
 3.1.1    Certificate of Amendment of Certificate of Incorporation.(1)
 3.2      By-laws of the Registrant.(1)
 4.1      Description of specimen stock certificate representing
          Common Stock.(1)
 5.1      Opinion of Wildman, Harrold, Allen & Dixon.*
10.1.1    Management Employment Agreement dated as of June 2, 1997
          between the Registrant and Robert M. Figliulo.(1)
10.1.2    Management Employment Agreement dated as of June 2, 1997
          between the Registrant and David A. Figliulo.(1)
10.1.3    Management Employment Agreement dated as of June 2, 1997
          between the Registrant and Stephen J. Tober.(1)
10.1.4    Management Employment Agreement dated as of June 2, 1997
          between the Registrant and Stephen T. Gambill.(1)
10.1.5    Management Employment Agreement dated as of June 2, 1997
          between the Registrant and Michael J. Fletcher.(1)
10.4      Amended and Restated Combined Incentive and Non-statutory
          Stock Option Plan.(1)
10.5      Revised form of Employee Stock Purchase Plan.(1)
10.6      Lease for 2015 Spring Road, Oak Brook, Illinois.(1)
10.7      Lease for 400 Mid-Continent Tower, Tulsa, Oklahoma.(1)
10.7.1    Third Amendment to Lease for 400 Mid-Continent Tower, Tulsa,
          Oklahoma.(1)
10.8      Lease for 100 East Wisconsin Avenue, Milwaukee,
          Wisconsin.(1)
10.9      Sublease for 815 Commerce Drive, Oak Brook, Illinois.(1)
10.11     Form of Tax Indemnity Agreement.(1)
10.12     Fourth Amendment to Lease for 400 Mid-Continental Tower,
          Tulsa, Oklahoma(2)
23.1      Consent of Arthur Andersen LLP.*
23.2      Consent of Wildman, Harrold, Allen & Dixon (contained in its opinion filed as Exhibit 5.1 hereto).*
24.1      Powers of Attorney (included on the signature page hereto).
27.1      Financial Data Schedule.*


-------------------------
(1) Incorporated by reference to SPR Inc.'s Registration Statement on Form S-1 (No. 333-32735), which was declared effective by the Securities Exchange Commission on October 1, 1997.
(2) Incorporated by reference to SPR Inc.'s Form 10-K for the year ending December 31, 1997.

 *  Previously filed